[LOGO OMITTED]

                             MASTER REVOLVING NOTE

  Variable Rate-Demand-Obligatory Advances (Business and Commercial Loans Only)

--------------------------------------------------------------------------------
AMOUNT              NOTE DATE           MATURITY DATE      TAX IDENTIFICATION #

$4,000,000.00       JULY 7, 1996        ON DEMAND           94-3055907
--------------------------------------------------------------------------------

For Value Received, the undersigned promise(s) to pay ON DEMAND to the order of COMERICA BANK-CALIFORNIA ("Bank"), at any office of the Bank in the State of California, FOUR MILLION AND NO/100 Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until demand or an Event of Default, as later defined, at a per annum rate equal to the Bank's base rate from time to time in effect PLUS 0.000% per annum and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in not event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Unless sooner demanded, accrued interest on this Note shall be payable on the 1ST day of each MONTH commencing AUGUST 1, 1996. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month, unless sooner demanded. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

**SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF. RLW (initial here)
                                                       ---

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fails(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or
(c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor.

The undersigned acknowledge(s) that this Note matures upon issuance, and that the Bank, at any time, without notice, and without reason, may demand that this Note be immediately paid in full. The demand nature of this Note shall not be deemed modified by reference to a Default in this Note or in any agreement to a default by the undersigned or to the occurrence of an event of default (collectively an "Event of Default"). For purposes of this Note, to the extent there is reference to an Event of Default this reference is for the purpose of permitting the Bank to accelerate Indebtedness not on a demand basis and to receive interest at the default rate provided in the document evidencing the relevant Indebtedness. It is expressly agreed that the Bank may exercise its demand rights under this Note whether or not an Event of Default has occurred. The Bank, with or without reason and without notice, may from time to time make demand for partial payments under this Note and these demands shall not preclude the Bank from demanding at any time this Note be immediately paid in full. All payments under this note shall be in immediately available United States funds, without setoff or counterclaim.

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                Borrower's Telephone and Facsimile Authorization
--------------------------------------------------------------------------------

                                             Date: August 16, 1996
                                                   -----------------------------
Obligor Number:                        Obligation Number:
               ----------------------                    -----------------------
Assignment Unit:
                ---------------------

The undersigned confirms certain borrowing arrangements pursuant to and subject to the terms of the $4,000,000.00 Note, and all renewals, extensions, modifications, and/or substitutions thereof (the "Note") dated July 7, 1996, executed and delivered by the undersigned to COMERICA BANK-CALIFORNIA ("Bank").

Until notice to the contrary to the undersigned, Bank has agreed that advances under the Note may be requested from time to time at the discretion of the undersigned by telephone or facsimile transmission. Immediately upon receipt from time to time of such telephone request or facsimile transmission from the undersigned, Bank is authorized to lend and credit such sums of money as requested to any of the following accounts or any other account with Bank designated by the undersigned (together with the Security Code) (such accounts(s) referred to as "Designated Accounts(s)")

                                A/C #8511006945


Bank may rely on receipt of the Security Code as proof that the caller or sender is authorized to make the request for advance, repayment, or change of Designated Accounts(s) on behalf of the undersigned.

The undersigned acknowledges that borrowings under the Note may be repaid from time to time at the election of the undersigned, but subject to the terms of the Note and any related agreement with Bank, upon receipt of instructions to do so sent from the undersigned to Bank by telephone or facsimile transmission (together with the Security Code). Repayment may be effected (in whole or in part) by debiting any account  designated  above (or  designated  in  compliance with the above paragraph) in accordance with the undersigned's instructions (together with the Security Code). The undersigned shall remain fully responsible for any amounts outstanding under the Note if the undersigned's accounts with Bank are insufficient for the repayment of the Note. All requests for payments are to be against collected funds.

The undersigned acknowledges that if Bank makes an advance or effects a repayment based on a request made by telephone or facsimile transmission, it shall be for the convenience of the undersigned and all risks involved in the use of this procedure shall be borne by the undersigned, and the undersigned expressly agrees to indemnify and hold Bank harmless therefor. Without limitation of the foregoing, the undersigned acknowledges that Bank shall have no duty to confirm the authority of anyone requesting an advance or repayment by telephone or facsimile transmission, and further the Bank has advised the undersigned to protect and safeguard the Security Code to prevent its unauthorized use. The undersigned assumes any losses or damages whatsoever which may occur or arise out of its failure to protect and safeguard the Security Code or out of its unauthorized use.

Borrower(s): ACCOM, INC.
            --------------------------------------------------------------------

Address:     1490 O'BRIEN DR., MENLO PARK, CA 94025
            --------------------------------------------------------------------
             STREET ADDRESS             CITY           STATE          ZIP CODE

By: /s/ ROBERT L. WILSON                     Its:   C.F.O.
    --------------------------                    ------------------------------
SIGNATURE OF                                 TITLE (if applicable)

By:                                          Its:
    --------------------------                    ------------------------------
SIGNATURE OF                                 TITLE (if applicable)

By:                                          Its:
    --------------------------                    ------------------------------
SIGNATURE OF                                 TITLE (if applicable)

By:                                          Its:
    --------------------------                    ------------------------------
SIGNATURE OF                                 TITLE (if applicable)

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to the Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note in unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

See Business Loan Agreement dated 7/23/96.

     [Paragraph deleted and initialed by RLW.]


                For Corporations, Partnerships, Trust or Estates

ACCOM, INC.                     By: /S/ ROBERT L. WILSON   Its: CFO
--------------------------      ------------------------   ---------------------
OBLIGOR NAME TYPED/PRINTED      SIGNATURE OF               TITLE

1490 O'BRIEN DR.                By:                        Its:
--------------------------      ------------------------   ---------------------
STREET ADDRESS                  SIGNATURE OF               TITLE

MENLO PARK                      By:                        Its:
--------------------------      ------------------------   ---------------------
CITY                            SIGNATURE OF               TITLE

CA              94025           By:                        Its:
--------------------------      ------------------------   ---------------------
STATE          ZIP CODE         SIGNATURE OF               TITLE


          For Individuals or Sole Proprietorships
                                Name(s) of Obligor(s)(Type or Print)    Signature(s) or Obligor(s)

                                -------------------------------------   ---------------------------

----------------------------    -------------------------------------   ---------------------------
STREET ADDRESS

----------------------------    -------------------------------------   ---------------------------
CITY

----------------------------    -------------------------------------   ---------------------------
STATE            ZIP CODE


----------------------------------------------------------------------------------------------------
                                   For Bank Use Only                  CCAR #
----------------------------------------------------------------------------------------------------
  Loan Officer Initials       Loan Group Name        Obligor(s) Name
    AMY AZAR                  OAKLAND METRO               ACCOM, INC.
----------------------------------------------------------------------------------------------------
  Loan Officer I.D. No.       Loan Group No.         Obligor #         Note #         Amount
    48302                     95750                                                   $4,000,000.00
----------------------------------------------------------------------------------------------------

                Addendum To Master Revolving Note Dated July 7,
                                      1996


     This Addendum to the Master Revolving Note (this "Addendum") is entered into as of this 7th day of July, 1996, by and between Comerica Bank-California ("Bank") and ACCOM, INC. ("Borrower"). This Addendum supplements the terms of the Note date July 7, 1996.


     1. Definitions.

          a. Advance. As used herein, "Advance" means a borrowing requested by Borrower and amde by Bank under the Note, including a LIBOR Option Advance and/or a Base Rate Option Advance.

          b. Business Day. As used herein, "Business Day" means any day except a Saturday, Sunday or any other day designated as a holiday under Federal or California statute or regulation.

          c. LIBOR. As used herein, "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 or 1%) and determined pursuant to the following formula:

                    LIBOR =           Base LIBOR
                            --------------------------------
                            100% - LIBOR Reserve Percentage


               (1) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a LIBOR Period for delivery of funds on said date for a period of time approximately equal to the number of days in such LIBOR Period and in an amount approximately equal to the principal amount to which such LIBOR Period applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

               (2) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserved System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable LIBOR Period.

          d. LIBOR Period. As used herein, "LIBOR Period" means a period commencing on a Business Day, and continuing for, in every case, no greater than thirty (30), sixty (60) or ninety (90) days, as designated by Borrower, during which all or a portion of the outstanding principal balance of the Note bears interest determined in relation to Bank's LIBOR, provided that:

               (1) In any LIBOR Period would end on day that is not a Business Day, then such LIBOR Period shall be extended to the next succeeding Business Day; and

               (2) No LIBOR Period shall extend beyond the Maturity Date of the Note.

          e. Note. As used herein, "Note" means the Master Revolving Note dated July 7, 1996 herewith.

          f. Regulation D. As used herein, "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time.

          g. Regulatory Development. As used herein, "Regulatory Development" means any or all of the following: (I) any change in any law, regulation or interpretation thereof by any public authority (whether or not having the force of law); (ii) the application of any existing law, regulation or the interpretation thereof by any public authority (whether or not having the force of law); and (iii) compliance by Bank with any request or directive (whether or not having the force of law) of any public authority.

     2. Selection of Interest Rate Options. Borrower shall have the following options regarding the interest rate to be paid by Borrower on advances under the Note or portions of principal balance of the outstanding amount on the Note in such amount as set forth by the borrower:

          a. A rate equal to Two and Three Quarter percent (2.75%) above Bank's LIBOR, (the "LIBOR Option"), which LIBOR Option shall be in effect during the relevant LIBOR Period; or

          b. A rate equal to Zero percent (0.00%) above the "Base Rate" as referenced in the Note and quoted from time to time by Comerica Bank-California, as such rate may change from time to time (the "Base Rate Option").

     3. LIBOR Option Advance. The minimum LIBOR option advance will be not less than $200,000.00 for any LIBOR Option Advance.

     4. Payment of LIBOR Option. Interest on each LIBOR Option Advance shall be payable on the last day of the LIBOR Period applicable thereto. Interest on such LIBOR Option Advance shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed from the first day of the LIBOR Period applicable thereto but not including the last day thereof.

     5. Bank's Records Re: LIBOR Option Advances. With respect to each LIBOR-Option Advance, Bank is hereby authorized to note the day, principal amount, interest rate and LIBOR Period applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to the Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     6. Conversion of Interest Rate Options. At any time the LIBOR Option is in effect, Borrower may, at the end of the applicable LIBOR Period, convert to the Base Rate Option. At any time the Base Rate Option is in effect, Borrower may convert to the LIBOR Period designated by Borrower. At the time each advance is requested under the Note and/or Borrower wishes to select the LIBOR Option for all or a portion of the outstanding principal balance of the Note, and at the end of each LIBOR Period, Borrower shall give Bank notice specifying (a) the interest rate option selected by Borrower; (b) the principal amount subject thereto; and (c) if the LIBOR Option is selected, the length of the applicable LIBOR Period. Any such notice may be given by telephone so long as, with respect to each LIBOR Option selected by Borrower, (I) Bank receives written confirmation from Borrower not later than three (3) Business Days after such telephone notice is given; and (ii) such notice is given to Bank prior to 10:00 a.m., California time, on the first day of the LIBOR Period. For each LIBOR Option requested hereunder, Bank will quote the applicable fixed LIBOR rate to Borrower at approximately 10:00 a.m., California time, on the first day of the LIBOR Period. If Borrower does not immediately accept the rate quoted by Bank, any subsequent acceptance by Borrower shall be subject to a redetermination by Bank; provided however, that if Borrower fails to accept any such quotation is given, then the quoted rate shall expire and Bank shall have no obligation to permit a LIBOR Option to be selected on such day. If no specific designation of interest is made at the time any advance is requested under the Note or at the end of any LIBOR Period, Borrower shall be deemed to have selected the Base Rate Option for such advance or the principal amount to which such LIBOR Period applied.

     7. Default Interest. From and after the maturity date of the Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of the Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to Three percent (3.00%) above the rate of interest from time to time applicable to the Note.

     8. Prepayment. Bank does not have to accept any prepayment of principal under the Note except as described below or as required under applicable law. Borrower may prepay the principal balance of the Note in increments of Five Hundred Dollars ($500.00) at any time, as long as Bank is provided written notice of the prepayment at least five (5) business days prior to the date of prepayment (the "Prepayment Date"). The notice of prepayment shall contain the following information: (a) the Prepayment Date and (b) the amount of principal to be prepaid. On the Prepayment Date, Borrower will pay to Bank, in addition to the other amounts then due on the Note, the Prepayment Amount described below. Bank, in its sole discretion, may accept any prepayment of principal even if not required to do so under the Note and may deduct from the amount to be applied against principal the other amounts required as part of the Prepayment Amount.

     The Prepaid Principal Amount (as defined below) will be applied to the Note in the reverse order of which the principal payments would have been due under the Note's principal amortization schedule. In other words, if the Note requires multiple principal payments, then as opposed to prepaying the next Principal Payment due, the Prepaid Principal Amount will be applied beginning with the final principal payment due on the Note.

     If Bank exercise its right to accelerate the payment the Note prior to maturity, Borrower will pay to Bank, in addition to the other amounts then due on the Note, on the date specified by Bank as the Prepayment Date, the Prepayment Amount.

     Bank's determination of the Prepayment Amount will be conclusive in the absence of obvious error or fraud. If requested in writing by Borrower, Bank will provide Borrower a written statement specifying the Prepayment Amount.

     The following (the "Prepayment Amount") shall be due and payable in full on the Prepayment Date:

          a. If the face amount of the Note exceeds Seven Hundred Fifty Thousand Dollars ($750,000) (regardless of what the outstanding principal balance may be on the Prepayment Date) then the Prepayment Amount is the sum of: (I) the amount of principal which Borrower has elected to prepay or the amount of principal which Bank has required Borrower to prepay because of acceleration, as the case may be (the "Prepaid Principal Amount"); (ii) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date; (iii) Five Hundred Dollars ($500.00); plus (iv) the present value, discounted at the Reinvestment Rates (as defined below) of the positive amount by which (A) the interest Bank would have earned had the Prepaid Principal Amount been paid according to the Note's amortization schedule at the Note's interest rate exceeds (B) the interest Bank would earn by reinvesting the Prepaid Principal Amount at the Reinvestment Rates.

          b. If the face amount of the Note is Seven Hundred Fifty Thousand Dollars ($750,000) or less (regardless of what the outstanding principal balance may be on the Prepayment Date) then the Prepayment Amount is the sum of: (I) the amount of principal which Borrower has elected to prepay or the amount of principal which Bank has required Borrower to prepay because of acceleration, as the case may be (the "Prepaid Principal Amount"); (ii) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date; plus (iii) an amount equal to one percent (1%) of the Prepaid Principal Amount multiplied by the number of calendar years remaining until the maturity date of the Note, but in no event less than two percent (2%) of the Prepaid Principal Amount. For purposes of this computation, any portion of a calendar year until the maturity date of the Note shall be deemed to be a full calendar year.

     "Reinvestment Rates" mean the per annum rates of interest equal to one half percent (1/2%) above the rates of interest reasonably determined by Bank to be in effect not more than seven (7) days prior to the Prepayment Date in the secondary market for United States Treasury Obligations in amount(s) and with maturity(ies) which correspond (as closely as possible) to the principal installment amount(s) and the payment date(s) against which the Prepaid Principal Amount will be applied.

     BY INITIALING BELOW, BORROWER ACKNOWLEDGE(S) AND AGREE(S) THAT: (A) THERE IS NO RIGHT TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PAYING THE
PREPAYMENT AMOUNT, EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) BORROWER SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF THE NOTE, INCLUDING WITHOUT LIMIT, ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) BORROWER WAIVES(S) ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE;
AND (D) BANK HAS MADE THE LOAN EVIDENCED BY THE NOTE IN RELIANCE ON THESE AGREEMENTS. RLW
           -----
BORROWER'S INITIALS

     9. Hold Harmless and Indemnification. Borrower agrees to indemnify Bank and to hold harmless from, and to reimburse Bank on demand for, all losses and expenses which Bank sustains or incurs as a result of (I) any payment of a LIBOR Option Advance prior to the last day of the LIBOR period for such LIBOR Option Advance for any reason, including termination of the Note, whether pursuant to this Addendum or the occurrence of an Event of Default for any reason; (ii) any termination of a LIBOR Period in accordance with this Addendum; or (iii) any failure by Borrower, for any reason, to borrow any portion of a LIBOR Option Advance.

     10. Funding Losses. The indemnification and hold harmless provisions set forth in this Addendum shall include, without limitation, all losses and expenses arising from interest and fees that Bank pays to lenders of funds it obtained in order to fund the loans to Borrower on the basis of the LIBOR Option(s) and all losses incurred in liquidating or re-deploying deposits from which such funds were obtained and loss of profit for the period after termination. A written statement by Bank to Borrower of such losses and expenses shall be conclusive and binding, absent manifest error, for all purposes. This obligation shall survive the termination of this Addendum and the payment of the Note.

     11. Regulatory Developments Or Other Circumstances Relating to Illegality or Impracticality of LIBOR. If any Regulatory Development or other circumstances relating to the interbank Euro-dollar markets shall, at any time, in Bank's reasonable determination, make it unlawful or impractical for Bank to fund or maintain, during any LIBOR Period, to determine or charge interest rates based upon LIBOR, Bank shall give notice of such circumstances to Borrower and:

          (I) In the case of a LIBOR Period in progress, Borrower shall, if requested by Bank, promptly pay any interest which had accrued prior to such request and the date of such request shall be deemed to be the last day of the term of the LIBOR Period; and

          (ii) No  LIBOR  Period  may  be  designated   thereafter   until  Bank
               determines that such would be practical.

[Item 12 deleted and initialed by RLW.]

     13. Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Note remain in full force and effect.

     IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.


ACCOM, INC.                                   COMERICA BANK-CALIFORNIA


By: /S/ ROBERT L. WILSON                      By:/s/ AMY AZAR
   --------------------------                    -------------------------------
                                                 Amy Azar
Title:        CFO                                Assistant Vice President
   --------------------------

[LOGO OMITTED]


                            BORROWER'S AUTHORIZATION

                                                              DATE: JULY 7, 1996

     I (we) hereby authorize and direct COMERICA BANK-CALIFORNIA ("Bank") to pay
to PAYOFF AND CLOSE LOAN #0059970008-26              $           0
                                                     ---------------------------

to__________________________________________________ $__________________________

to__________________________________________________ $__________________________

to__________________________________________________ $__________________________

of the proceeds of my (our) loan from the Bank evidenced by a note in the original principal amount of $4,000,000.00, dated JULY 7, 1996.


Borrower(s): ACCOM, INC.


By: /S/ ROBERT L. WILSON                         Its:     CFO
   --------------------------------------            ---------------------------
   Signature of                                   Title (if applicable)

By:______________________________________       Its:____________________________
   Signature of                                   Title (if applicable)

By:______________________________________       Its:____________________________
   Signature of                                   Title (if applicable)

By:______________________________________       Its:____________________________
   Signature of                                   Title (if applicable)

                     COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                             AND SECURITY AGREEMENT

         This Collateral Assignment, Patent Mortgage and Security Agreement is made as of JULY 7, 1996, by and between ACCOM, INC. ("Assignor"), and COMERICA BANK-CALIFORNIA "Assignee").

                                    RECITALS

     A. Assignee has agreed to lend to Assignor certain funds (the "Loan"), and Assignor desires to borrow such funds from Assignee. The Loan will be evidenced by one or more promissory notes of even date herewith (a "Note" or, collectively, the "Notes") and will be secured in part pursuant to the terms of a Master Revolving Note of even date herewith (the "Loan Agreement").

     B. In order to include Assignee to make the Loan, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee.

         NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Assignment, Patent Mortgage and Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, nor or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");


                  (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) Any and all design rights which may be available to Assignor nor or hereafter existing, created, acquired or held;

                  (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C, attached hereto (collectively, the "Trademarks");

                  (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above:

                  (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use; and

                  (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE NOTE AND SECURITY AGREEMENT.

         2. Authorization and Request. Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

         3. Covenants and Warranties. Assignor represents, warrants, covenants and agrees as follows:

                  (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business and except for liens, encumbrances or security interests described in Schedule 3 attached hereto;

                  (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is party or by which Assignor is bound;

                  (c) During the term of this Assignment, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business;

                  (d) Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

                  (e) Assignor shall promptly advise Assignee of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

                  (f) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld; subject to reasonable review and the materiality of the trademarks, patents, or copyrights by Assignee and Assignor.
[ADDITION TO PARAGRAPH INITIALED BY RLW.]

                  (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral to perfect or continue the perfection of Assignee's interests in the Collateral at Assignor's sole expense.

                  (h) This Assignment creates, and in the case of after acquired Collateral, this Agreement will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (i) below;

                  (i) Except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder, and, except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies hereunder;

                  (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

                  (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligation hereunder without Assignee's prior written consent. Assignor shall not permit the inclusion in any contract to which it becomes a party of any provisions that could or might in any way impair or prevent the creation of a security interest in Assignor's rights and interests in any property included within the definition of the Collateral acquired under such contracts.

                  (l) Upon any officer of Assignor obtaining knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any of the Collateral, the ability of Assignor or Assignee to dispose of any of the Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

         4. Assignee's Rights. Assignee shall have the right, but not the obligation, to take in the event of default at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after five (5) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all costs and expenses incurred in the reasonable exercise of its rights under this section 4.
[ADDITION TO PARAGRAPH INITIALED BY RLW.]

         5. Inspection Rights. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable notice to Assignor, and any of Assignor's and its subcontractors' plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold under any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable notice to Assignor and as often as may be reasonably requested; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

         6.       Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

                  (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including:

                           (i)  To  modify,   in  its  sole   discretion,   this
Collateral Agreement without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

                           (ii) To  file,  in its sole  discretion,  one or more
financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

           The assignee agrees not to exercise the Power of Attorney granted herein unless there has been a material event of default or bankruptcy is imminent in the reasonable opinion of the Assignee.
[ADDITION TO PARAGRAPH INITIALED BY RLW.]

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under the Assignment:

                  (a) An Event of Default occurs under the Loan Agreement or any
                      Note; or

                  (b) Assignor  breaches  any  warranty  or  agreement  made by
                      Assignor in this Agreement.

         8. Remedies. Upon the occurrence of an Event of Default. Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including attorneys' fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

         9. Indemnity. Assignor agrees to defend, indemnity and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation attorneys fees and expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

         10. Reassignment. At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to revest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

         11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         12. Attorneys Fees. If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

         13. Amendments. This Assignment may be amended only by a written instrument signed by both parties hereto.

         14. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         15. California Law and Jurisdiction. This Assignment shall be governed by the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

Address of Assignor:                  ASSIGNOR:   ACCOM, INC.

1490 O'Brien Drive                    By:    /s/   ROBERT L. WILSON
Menlo Park, CA 94025                       ------------------------------
                                      Title:         C.O.O   CFO
                                           ------------------------------



Address of Assignee:                  ASSIGNEE:   COMERICA BANK-CALIFORNIA

333 W. Santa Clara St.                By:   /s/   AMY AZAR
San Jose, CA  95113                      ------------------------------
                                            Amy Azar
                                            Assistant Vice President





                                   Exhibit "A"

                               List of Copyrights

                                      None



                                      RLW
                                  INITIAL HERE

                                    EXHIBIT B

                                     Patents

Description                                                Patent      Issue
-----------                                                Number      Date
                                                           ------      -----
Still Store System and Method With Simple Image Access   5,451,982   09/19/95

Three-Dimensional Median and Recursive Filtering
Apparatus and Method for Video Image Enhancement         5,446,501   08/29/95

Real-Time Disk System                                    5,396,339   03/07/95

Digital Image Compositing System and Method              5,347,622   09/13/94

Three-Dimensional Adaptive Decoding System and Method    5,097,321   03/17/92


                                         RLW
                                     INITIAL HERE

                                    EXHIBIT C

                                   Trademarks

Trademark
Application                                                   Application
Number                                                        Date
------                                                        ----
75-005,784                                                    10/16/95


Trademark
Registration                                                  Registration
Number                                                        Date
------                                                        ----

1,886,994                                                     04/04/95
1,845,523                                                     07/19/94
1,879,377                                                     02/14/95
1,872,319                                                     01/10/95
1,881,686                                                     02/28/95
1,883,174                                                     03/07/95
1,847,645                                                     08/02/94


                                      RLW
                                  INITIAL HERE

                             BUSINESS LOAN AGREEMENT

         This Business Loan Agreement (this "Agreement") is entered into by and between Comerica Bank-California ("Bank") and Accom, Inc. ("Borrower") as of this 23 day of July, 1996.

         1. Loans to Borrower. Bank is prepared to make loans to Borrower subject to the terms and conditions of this Agreement, that promissory note(s) executed in connection herewith and/or previously or subsequently executed, and all amendments, renewals and extensions thereof (singularly or collectively, the "Note"), and those certain security agreements and/or such other security or other documents as Bank may now or hereafter require (collectively, the "Loan Documents") in connection with Loans made now or in the future by Bank pursuant to the Loan Documents sometimes hereinafter collectively referred to as the "Loan").

         2. Legal Effect. This Agreement supplements the terms and conditions of the Loan Documents. Except as otherwise specified herein, all terms used in this Agreement shall have the same meaning as given in the Note and/or Loan Documents which are incorporated herein by this reference. Any and all terms used in this Agreement, the Note and/or the Loan Documents shall be construed and defined in accordance with the meaning and definition such term under and pursuant to the California Uniform Commercial Code, as amended. Except as specifically modified hereby, all of the terms and conditions of the Note and/or the Loan Documents shall remain in full force and effect.

         3. Interest Rate; Payment Terms; Loan Fees. The principal and interest on the Loan shall be payable on the terms set forth in the Note and/or the Loan Documents. A 1/2% ($20,000) loan fee in equivalent of fees and/or deposit balances shall be collected quarterly in arrears and automatically debited from the general account, as described in Example B. In addition, Borrower shall pay such additional loan fees from time to time in the future as agreed between Bank and Borrower.

         4. Security. As security for Borrower's obligations to Bank under this Agreement, the Note and/or the Loan Documents and all other indebtedness and liabilities whatsoever of Borrowed to Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, evidenced by the Note and/or the Loan Documents (collectively, the "Indebtedness"). Borrower hereby grants to Bank, prior to or simultaneously with the borrowing hereunder, a continuing security interest of first priority in all accounts receivable, inventory, equipment and intangibles and all proceeds thereof, and in all collateral provided to Bank pursuant to any security agreement and/or all collateral that is delivered to Bank and/or which Bank possesses and all proceeds thereof, (collectively, the "Collateral").

         5. Guaranty. [OMITTED. Initialed by RLW]

         6. Conditions Precedent. As conditions precedent to the making of the Loan and the extension of the financial accommodations hereunder, Borrower shall execute, or cause to be executed, and deliver to Bank, in form and substance satisfactory to Bank and its counsel, the following:

                  (a) This Agreement, the Note, and/or the Loan Documents and such other documents required by Bank;

                  (b) Financing statements (Form UCC-1) in form satisfactory to Bank for filing and recording with the appropriate governmental authorities;

                  (c) If Borrowers is a corporation, certified extracts from the minutes of meeting of its board of directors, authorizing the borrowings and the granting of the security interest provided for herein and authorizing specific officers to execute and deliver the agreements provided for herein;

                  (d) If Borrower is a corporation, a certificate of good standing showing that Borrower is in good standing under the laws of the state of its incorporation and certificates indicating that Borrower is qualified to transact business and is in good standing in any other state in which it conducts business;

                  (e) If Borrower is a partnership, a copy of Borrower's partnership agreement certified by each general partner of Borrower;

                  (f) UCC searches, tax lien and litigation searches, fictitious business statement filings, insurance certificates, notices or other similar documents which Bank may require and in such form as Bank may require, in order to reflect, perfect or protect Bank's first priority security interest in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement, the Note and/or the Loan Documents;

                  (g) Waivers executed by landlords and mortgagees of any real property on which any Collateral is located;

                  (h)      Warranties and representations of officers; and

                  (i)      Payment of all loan fees and expenses, if any.

         7. Representations and Warranties of Borrower. Borrower represents and warrants to Bank that as of the date of acceptance of this Agreement, the Note and/or the Loan Documents, as of the date of borrowing hereunder and at all times the Loan or any other Indebtedness are outstanding heredunder:

                  (a) If Borrower is a corporation, Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation; or if a partnership, Borrower is duly organized and validly existing under the partnership agreement and the applicable laws of the state in which the partnership is formed or exists;

                  (b) Borrower has the legal power and authority, to own its properties and assets and to carry out its business as now being conducted; it is qualified to do business in every jurisdiction wherein such qualification is necessary; it has the legal power and authority to execute and perform this Agreement, the Note and/or the Loan Documents to borrow money in accordance with its terms, to execute and deliver the Note and the Loan Documents, and to do any and all other things required of it hereunder; and this Agreement, the Note and all the Loan Documents, when executed on behalf of Borrower by its duly authorized officers, shall be its valid and binding obligations legally enforceable in accordance with their terms;

                  (c) The execution, delivery and performance of this Agreement, the Note and/or the Loan Documents and the borrowings hereunder and thereunder
(i) have been duly authorized by all requisite corporate action; (ii) do not require governmental approval; (iii) will not result (with or without notice and/or the passage of time) in any conflict with or breach or violation of or default under, any provision of law, the articles of incorporation, bylaws or partnership agreement of Borrower, any provision of any indenture, agreement or other instrument to which Borrower is a party, or by which it or any of its properties or assets are bound; and (iv) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower;

                  (d) The balance sheet of Borrower as provided to Bank in connection herewith and the related statement of income of Borrower for the period ended 5/25/96, fairly present the financial condition of Borrower in accordance with accounting principles ("GAAP"); and from the date thereof to the date hereof, there has been no material adverse change in such condition or operations; and

                  (e) There is not pending nor, to the best of Borrower's knowledge, threatened, any litigation, proceeding or governmental investigation which could materially and adversely affect its business or its ability to perform its obligations, pay the Indebtedness and/or comply with the covenants set forth herein and/or in the Note and/or the other Loan Documents.

         8. Affirmative Covenants. Until the Indebtedness is paid in full, Borrower covenants and agrees to do the following:

                  (a) Furnish within thirty (30) days after the end of each month, a company-prepared balance sheet and profit and loss statement covering Borrower's operations, 10Q's within forty-five (45) days after the quarter-end, and deliver to Bank within one hundred twenty (120) days of the end of each of Borrower's fiscal years a statement of the financial condition of Borrower for each such fiscal year, including but not limited to, a (an) CPA-audited balance sheet and profit and loss statement, 10K, and any other report requested by Bank relating to any Collateral and the financial condition of Borrower, and a certificate signed by an authorized employee of Borrower to the effect that all reports, statements, computer disc or tape files, computer printouts, computer runs or other computer prepared information of any kind or nature relating to the foregoing or documents delivered or caused to be deliver to Bank under this subparagraph are complete, correct and thoroughly present the financial condition of Borrower and that there exists on the date of delivery to Bank no condition or event which constitutes a breach or an event of default under this Agreement, the Note and/or the Loan Documents. Monthly company-prepared financial statements and covenant compliance certificates to be received within 30 days of month-end until first quarter of net profitability is attained. After reaching first quarter of net profitability, quarterly company prepared financial statements, 10Q's and covenant compliance certificates to be received within 45 days of quarter-end.

                  (b) In addition to the financial statements requested above, Borrower agrees to provided Bank with the following schedules:

         X Accounts Receivable Aging Reports on a monthly basis within 15 days of month-end

         X Accounts Payable Aging Summary on a monthly basis; and within 15 days of month-end if no borrowings on line of credit, quarterly accounts receivable aging reports and accounts payable aging summary to be received within 15 days of quarter-end.

                  (c) Promptly inform Bank of the occurrence of any event of default (as defined in the Note and/or the Loan Documents) or of any event which could have a materially adverse effect upon Borrower's business, properties, financial condition or ability to comply with its obligations hereunder, including without limitation its ability to pay the indebtedness;

                  (d) Furnish such other information as Bank may reasonably request;

                  (e) Keep in full force and effect its own corporate or partnership existence in good standing; continue to conduct and operate its business substantially as presently conducted and operated and maintain and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair and condition;

                  (f) Comply with the financial covenants set forth in Addendum A, attached hereto and made a part hereof;

                  (g) Maintain a standard and modern system of accounting in accordance with GAAP consistently applied with ledger and account cards and/or computer tapes and computer disks, computer printouts and computer records pertaining to the Collateral which contain information as may from time to time be requested by Bank, no modify or change its method of accounting without the written consent of Bank first obtained, permit Bank and any of its employees, officers, or agents, upon demand, during Borrower's usual business hours, or the usual business hours of any third person having control thereof, to have access to and examine all of Borrower's records relating to the Collateral, Borrower's financial condition and the results of Borrower's operations and in connection therewith, permit Bank or any of its agents, employees, or officer to copy and make extracts therefrom;

                  (h) Provide personal financial statement on an annual basis and tax returns of any Guarantor, within thirty (30) days of the filing of such tax returns;

                  (i) Maintain Borrower's same place of business or chief executive office or residence as indicated below, and not relocate said address without giving Bank prior written notice; and

                  (j)  Maintain   insurance  in  such  amounts  and  of  a  type
satisfactory to Bank, with Bank to be designated as the payee of any such insurance policies.

         9. Negative Covenants. Borrower shall not, without Bank's prior written consent, do any of the following:

                  (a) Grant a security interest in or permit a lien, claim or encumbrance upon any of the Collateral to any person, association, firm, corporation, entity, governmental agency or instrumentality;

                  (b) Permit any levy, attachment or restraint to be made affecting any of Borrower's assets;

                  (c) Permit any judicial officer or assignee to be appointed or to take possession of any or all of Borrower's assets;

                  (d) Other than sales of inventory in the ordinary course of Borrower's business, to sell, lease or otherwise dispose of, move, or transfer, whether by sale or otherwise, any of Borrower's assets;

                  (e) Change its name, business structure, corporate identity or structure; add any new fictitious name, liquidate, merge or consolidate with or into any other business organization;

                  (f) Move or relocate any collateral except in the ordinary course of Borrower's business;

                  (g) Enter into any transaction not in the usual course of Borrower's business;

                  (h)  Make  any   investment   in  securities  of  any  person,
association, firm, entity or corporation other than securities of the United States of America;

                  (i) Make any change in Borrower's financial structure or in any of its business objects, purposes or operations which would adversely affect the ability of Borrower to pay its obligations;

                  (h) Incur any debt outside the ordinary course of Borrower's business;

                  (i) Make any advance or loan except in the ordinary course of Borrower's business as currently conducted;

                  (j) Make loans, advances of extensions of credit to any person, except for sales on open account and otherwise in the ordinary course of business;

                  (k) Guaranty or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other person, whether by or agreement to purchase the indebtedness of any other person, agreement for the furnishing of funds to any other person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying and discharging (or causing the payment or discharge of) the indebtedness of any other person, or otherwise, except for the endorsement of negotiable instruments by Borrower in the ordinary course of business for deposit or collection;

                  (l) Sell, lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than Five Hundred Thousand Dollars ($500,000) (whether in one transaction or in a series of transactions) except as to the sale of the inventory in the ordinary course of business; change its name, consolidate with or merge into any corporation, permit another corporation to merge into it, acquire all or substantially all of the properties or assets of any other person, enter into any reorganization or recapitalization or reclassify its capital stock, or enter into any sale-lease back transaction;

                  (m) Purchase or hold beneficially any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other person, except for the common stock of the subsidiaries owned by Borrower on the date of this Agreement or other applicable date and except for certificates of deposit with maturities of one year or less of a United States commercial bank with capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000), and direct obligations of the United States government maturing within one (1) year from the date of acquisition thereof; or

                  (n) Allow any fact, condition or event to occur or exist with respect to any employee, pension or profit sharing plan established or maintained by it which might constitute grounds for termination of any such plan or for the court appointment of a trustee to administer any such plan.

         10. Default. The term "Default", as used herein, shall have the meaning given in the Note and/or the Loan Documents. In addition, the parties agree that any one or more of the following events shall constitute a default by Borrower under this Agreement, the Note and/or the Loan Documents: (a) if Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, the Note, the Loan Documents or any other present or future agreement between Borrower and Bank; (b) if any material representation, statement, report or certificate made or delivered by Borrower, or any of its officers, employees or agents to Bank is not true and correct; (c) if Borrower fails to pay when due and payable or declared due and payable, all or any portion of the Indebtedness (whether or principal, interest, taxes, reimbursement of Bank expenses, or otherwise); (d) if there is a material impairment of the prospect of repayment of all or any portion of Borrower's obligations, including without limitation the Indebtedness or a material impairment of the value or priority of Bank's security interest in the collateral; (e) if all or any of Borrower's assets are affected, become subject to a writ or distress warrant, or are levied upon, or come into the possession of any judicial officer or assignee and the same are not released, discharged or bonded against within ten (10) days thereafter; (f) if any insolvency proceeding is filed or commenced by or against Borrower without being dismissed within ten (10) days thereafter; (g) if any proceeding is filed or commenced by or against Borrower for its dissolution or liquidation without being dismissed within ten (10) days of its commencement; (h) if Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs; (i) if a notice of lien, levy or assessment is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of the Borrower's assets and the same is not paid on the payment date thereof; (j) if a judgment or other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within ten (10) days thereafter; (k) if Borrower's records are prepared and kept by an outside computer service bureau at the time this Agreement, the Note and/or the Loan Documents are entered into or during the term of this Agreement, the Note and/or the Loan Documents, such an agreement with an outside service bureau is entered into, and at any time thereafter, without first obtaining the written consent of Bank, Borrower terminates, modifies, amends or changes its contractual relationship with said computer service bureau or said computer service bureau fails to provide Bank with any requested information or financial data pertaining to Bank's Collateral, Borrower's financial condition or the results of Borrower's operations; (l) if Borrower permits a default in any material agreement to which Borrower is a party with third parties so as to result in an acceleration of the maturity of Borrower's indebtedness to others, whether under any indenture, agreement or otherwise; (m) if Borrower makes any payment on account of indebtedness which has been subordinated to Borrower's obligations to Bank, including without limitation the Indebtedness; (n) if any material misrepresentation exists now or thereafter in any warranty or representation made to Bank by any officer or director of Borrower, or if any such warranty or representation is withdrawn by any officer or director; (o) if any party subordinating its claims to that of Bank's or any guarantor of Borrower's obligations terminates its subordination or guaranty, becomes insolvent or any insolvency proceeding is commenced by or against any such subordinating party or guarantor; (p) if Borrower is an individual and Borrower dies; (q) if there is a change of ownership or control of n/a percent ( %) or more of the issued and outstanding stock of Borrower; or (r) if any reportable event, which the Bank determines constitutes grounds for the termination of any deferred compensation plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate Untied States District Court of a trustee to administer any such plan, shall have occurred and be continuing thirty (30) days after written notice of such determination shall have been given to Borrower by Bank, or any such Plan shall be terminated within the meaning of Title IV of the Employment Retirement Income Security Act ("ERISA"), or a trustee shall be appointed by the appropriate Untied States District Court to administer any such plan, or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any plan and in case of any event described in this

Section 10, the aggregate amount of the Borrower's liability to the Pension Benefit Guaranty Corporation under Sections 4062, 4063 or 4064 of ERISA shall exceed five percent (5%) of Borrower's Tangible Effective Net Worth. (s) It shall be an event of default hereunder and under the Loan Documents if for any reason Bank's security interest in any collateral is not in first priority.

         Notwithstanding anything contained in this Section 10 to the contrary, Bank shall refrain from exercising its rights and remedies and Event of Default shall thereafter not be deemed to have occurred by reason of the occurrence of any of the events set forth in Sections 10(e), 10(f), 10(j), 10(r) of this Agreement if, within ten (10) days from the date thereof, the same is released, discharged, dismissed, bonded against or satisfied; provided, however, that Bank shall not be obligated to make advances to Borrower during only such ten (10) day cure period.

         11. Rights and Remedies. The parties have agreed as follows with respect to Bank's rights and remedies upon default: (a) upon default, Bank shall have all rights and remedies available hereunder and under the Note and the Loan Documents and under applicable law: (b) upon default, Bank may at its option, accelerate the Indebtedness and declare all Indebtedness to be due, owing and payable in full; (c) no default (as defined in this Agreement, the Note and/or the Loan Documents) shall be waived by Bank except in writing and a waiver of any default shall not be a waiver of any other default or of the same default on a future occasion; (d) no single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise hereof, shall preclude other or further exercise of the rights of the parties under this Agreement, the Note and/or the Loan Documents; and (e) no forbearance on the part of Bank in enforcing any of its rights under this Agreement, the Note and/or the Loan Documents nor any renewal, extension or rearrangement of any payment or covenant be made or performed by Borrower hereunder shall constitute a waiver of any of the terms of this Agreement, the Note, and/or the Loan Documents, or of any such right.

         12. Cross-Default. A default under this Agreement shall also be a default under the Note and the Loan Documents, and vice versa. A default under this Agreement, the Note and/or the Loan Documents shall also be a default under every other note and other agreement between Bank and Borrower, and vice versa.

         13. Cross-Collateral. Any Collateral for this Agreement, the Note and/or the Loan Documents shall also be Collateral for any other obligations owing by Borrower to Bank, except that no real property collateral shall be security for the Note pursuant to this paragraph unless Bank gives its prior written express consent therein.

         14. Survival of Covenants, Agreements, Representations and Warranties. All covenants, agreements, representations and warranties (a) previously made (except as specifically subsequently modified); (b) made in connection herewith or with the Note and/or the Loan Documents and/or any document contemplated hereby; or (c) executed hereafter (unless such document expressly states that this Agreement does not apply thereto) shall survive the borrowing hereunder and thereunder and the repayment in full of the Note and/or the Loan Documents and any amendments, renewals or extensions thereof and shall be deemed to have been relied upon by Bank. All statements contained in any certificate or other document delivered to Bank at any time by or on behalf of Borrower shall constitute representations and warranties by Borrower.

         15. Miscellaneous. The parties agree to the following miscellaneous terms:

                  (a) This Agreement, the Note and the Lon Documents shall be governed by California law, without regard for the effect of conflict of laws;

                  (b) Borrower agrees that it will pay all out of pocket costs of Bank and expenses (including, without limitation, Bank's attorneys' fees and costs and/or fees and costs of Bank's in house counsel) and other expenses in connection with the preparation of this Agreement, the Note and/or the Loan Documents and/or the documents contemplated hereby;

                  (c) This Agreement, the Note and/or the Loan Documents shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign or transfer its right or obligations under this Agreement, the Note and/or the Loan Documents without the prior written consent of Bank;

                  (d) Borrower acknowledges that Bank may provide information regarding Borrower and the Loan to Bank's parent, subsidiaries and affiliates and service providers in the ordinary course of business as required by law or regulation, and

                  (e) This Agreement is an integrated agreement and supersedes all prior negotiations and agreements regarding the subject matter hereof. Any amendments hereto shall be in writing and be signed by all parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Business Loan Agreement as of the date first set forth above.

                                    Borrower:


                                   Accom, Inc.
                                   1490 O'Brien Drive, Menlo Park, CA 94025


                                   By:   /s/ ROBERT L. WILSON
                                      ------------------------------------------
                                   Title:  Exec VP  C.O.O. CFO
                                      ------------------------------------------

                                   Comerica Bank-California
                                   ("Bank")

                                   By: /s/ AMY AZAR
                                      ------------------------------------------
                                   Title: AVP
                                      ------------------------------------------

                      ADDENDUM A TO BUSINESS LOAN AGREEMENT

         1.       Definitions Relating to Financial Covenants.

                  Cash Flow as used in this Agreement means for any applicable period of determination, the net income (after deduction for income taxes and other taxes of Borrower or its subsidiaries, determined by reference to income or profits of Borrower or its subsidiaries) for such period, plus, to the extent deducted in computation of such net income, the amount of depreciation and amortization expense and the amount of deferred tax liability during such period, all as determined in accordance with GAAP. The applicable period of determination will be N/A, beginning with the period from N/A.

                  Current Assets as used in this Agreement means as of any applicable date of determination, all cash, non-affiliated accounts receivable, United States government securities and/or claims against the United States government, securities acceptable to Bank inventories of Borrower and its subsidiaries.

                  Current Liabilities as used in this Agreement means as of any applicable date of determination, (i) all liabilities of Borrower or its subsidiaries that should be classified as current in accordance with GAAP, including without limitation any portion of the principal of the Indebtedness under this Agreement, the Note and/or the Loan Documents classified as current, plus (ii) to the extent not otherwise included, all liabilities of Borrower to any of its affiliates (including officers, directors, subsidiaries and commonly held companies), whether or not classified as current in accordance with GAAP.

                  Fixed Charges as used in this Agreement means as of any applicable period of determination with respect to Borrower and its subsidiaries, the sum, without duplication, of (a) all interest paid or payable during such period by Borrower or its subsidiaries on debt of such person; plus
(b) all payments of principal or other sums paid or payable during such period by such person with respect to Debt having a final maturity more than one year from the date of creation of such Debt; plus (c) all debt discount and expense amortized or required to be amortized during such period by such person; plus
(d) the maximum amount of all rents and other payments paid or required to be paid by such person during such period under any lease or other contract or arrangement providing for use of real or personal property in respect of which such person is obligated as a lessee, user or obligor; plus (e) all dividends and other distributions paid or payable by Borrower or its subsidiaries or otherwise accumulating during such period on any capital stock of Borrower or its subsidiaries; plus (f) all loans or other advances made by Borrower or its subsidiaries during such period to any affiliate of such person. The applicable period of determination will be N/A, beginning with the period from N/A to N/A.

                  Quick Assets as used in this Agreement means as of any applicable date of determination, the cash and net accounts receivable arising from the sale of goods and services of Borrower and its subsidiaries.

                  Tangible Effective Net Worth as used in this Agreement means net worth as determined in accordance with GAAP consistently applied as of any applicable date of determination, increased by subordinated debt, if any, and decreased by the following: Patents, licenses, goodwill, subscription lists, organization expenses, trade accounts receivable converted to notes, money due from affiliates (including officers, directors, subsidiaries and commonly held companies), and any soft assets such as $100,000 invested in Lightscape.

                  Tangible Net Worth as used in this Agreement means, as of any applicable date of determination, the excess of:

                  (a) the net book value of all assets of a person  (other  than
patents,  patent  rights,  trademarks,  trade  names,  franchises,   copyrights,
licenses, goodwill and similar intangible assets) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over

                  (b)      all total liabilities

                  Total Liabilities as used in this Agreement means as of any applicable date, the total of all items of indebtedness, obligation or liability which, in accordance with GAAP consistently applied, would be included in determining the total liabilities of Borrower or its subsidiaries, including without limitation (a) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired, whether or not the obligations secured thereby shall have been assumed; (b) all obligations which are capitalized lease obligations; and (c) all guaranties, endorsements or other contingent or surety obligations with respect to the indebtedness of others, whether or not reflected on the balance sheets of Borrower or its subsidiaries, including without limitation any obligation to furnish funds, directly or indirectly through the purchase of goods, supplies, services, or by way of stock purchase, capital contribution, advance or loan or any obligation to enter into a contract for any of the foregoing.

                  Subordinated Debt as used in this Agreement means indebtedness of Borrower to third parties which has been subordinated to all indebtedness owing by Borrower to Bank pursuant to a subordination agreement in form and content satisfactory to Bank.

                  Working Capital as used in this Agreement means as of any applicable date of determination, Current Assets less Current Liabilities.

                  Other.  N/A
                         -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


         2. Financial Covenants. Borrower shall maintain the following financial ratios and covenants on a and non-consolidated basis:

                  (a)   Working  Capital   in  an  amount  not  less  than  N/A;

                  (b)  Tangible Effective  Net Worth in an amount less than N/A;

                  (c) a ratio of Current Assets to Current Liabilities of not less than N/A;

                  (d) a ratio of Quick Assets to Current Liabilities of not less than 1.5x;

                  (e) a ratio of Total Liabilities to Tangible Effective Net Worth of less than .75x;

                  (f) a ratio of Cash Flow to Fixed Charges of not less than N/A;

                  (g) No two consecutive quarters of losses with no one quarter loss to exceed $250,000.

                  (h) Annual net profitability beginning with YE9/30/97.

                  (i) Annual YE9/30/96 net loss not to exceed $1,000,000.
                      [Initialed by RLW.]

                  (j) Borrower shall not without Bank's prior written consent acquire or expend for or commit itself to acquire or expend for fixed assets by lease, purchase or otherwise in an aggregate amount that exceeds n/a ($______) except in any fiscal year;

                  (k) Borrower shall not, unless approved in writing by Bank, merge into or otherwise consolidate with another person, corporation or partnership nor shall it sell or otherwise dispose of assets in excess of n/a ($______) except in the ordinary course of Borrower's business; and

                  (l) Borrower shall not without Bank's prior written consent pledge or otherwise hypothecate any of its assets except for n/a nor shall it become liable for borrowed money or finance loans in excess of n/a ($_______) during any fiscal year.

                  (m) Other applicable terms: Annual Bank A/R audits and annual projections.

                  (n) Borrowings on line of credit not to exceed 100% of prior month-end's gross accounts receivable.

All financial covenants shall be computed in accordance with GAAP consistently applied except as otherwise specifically set forth in this Agreement. All monies due from affiliates (including officers, directors and shareholders) shall be excluded from Borrower's assets for all purposes hereunder.



/s/ RLW
-------------------
Debtor's Initials

                                    Example B

$2,000 average service charges/quarter x 4=$8,000 service charges/year

$8,000 service charges/year divided by 5.10%
(earnings credit rate as of quarter end) =  $156,862 average investable balances to be
                                            kept to cover service charges

$20,000 Bank fee/3% (Bank profit on demand deposits)  =  $666,666 investable balances

9.98% Federal Reserve Requirement x ($666,666 + $156,862) = $82,188

Total balances to be held in general depository account =  $905,716
                                                           ========


If actual investable balance is lower than $905,716, a fee would be collected at the end of the quarter. For example, if actual investable balance at the end of the quarter was $535,000, then quarterly fee would be $2,780 calculated as follows:

     $905,716 - $535,000=$370,716 balance shortfall

     $370,716 x 3% (Bank profit on demand deposits)=$11.121/4=$2,780 fee/quarter
                                                              ==================